UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04015

Eaton Vance Mutual Funds Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2005

Item 1. Reports to Stockholders

Annual Report April 30, 2005

EATON VANCE
TAX-MANAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

INVESTMENT UPDATE

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

The Fund

Performance for the Past Year

•      For the year ended April 30, 2005, the Fund’s Class A shares had a total return of 16.54%.  This return was the result of an increase in net asset value (NAV) per share to $11.82 on April 30, 2005, from $10.64 on April 30, 2004, and the reinvestment of $0.552 per share in dividend income.(1)

•      The Fund’s Class B shares had a total return of 15.57% during the same period, the result of an increase in NAV per share to $11.79 from $10.63, and the reinvestment of $0.474 per share in dividend income.(1)

•      The Fund’s Class C shares had a total return of 15.66% during the same period, the result of an increase in NAV per share to $11.80 from $10.63, and the reinvestment of $0.474 per share in dividend income.(1)

•      For comparison, the Fund’s benchmark, the Russell 1000 value Index – a broad-based, unmanaged index of value stocks – had a total return of 13.92% during the period.(2)

See pages 4 and 5 for more performance information, including after-tax returns.

Management Discussion

•      During the 12 months ended April 30, 2005, U.S. equity markets rose, as continued economic growth helped drive corporate earnings and stock prices higher.  Recent growth in the U.S. economy has been facilitated by a combination of lower tax rates, which have kept more income in the hands of consumers, along with a more restrictive Federal Reserve Board policy that has successfully kept long-term interest rates at relatively low levels.

•      Based on the Fund’s objective of achieving a high level of after-tax total return, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the period.  At the end of the period, the Fund had approximately 79% of total investments invested in common stocks and approximately 21% of total investments invested in preferred stocks.  Within the common stock portfolio, the Fund had approximately 24% of total investments invested in utility and telecommunication stocks.  The Fund also had approximately 55% of the Fund’s total investments invested in common stocks diversified across the consumer, industrial, energy and financial sectors.

•      During the last 12 months, the utility sector generally outperformed the overall markets.  During this same period, the Fund’s utility and telecommunication holdings outperformed their counterparts in the Russell 1000 Value Index.(2) In the utility and telecommunication sectors, the Fund’s strategy was to focus its investments in companies generating high levels of free cash flow.  Over the last few months of the year ended April 30, 2005, the strong free cash flows generated by the Fund’s utility and telecommunication stocks allowed many of these holdings to increase their regular dividend payments and, in a number of cases, to reward shareholders with special one-time dividend payments.

•      In addition to the utility and telecommunication stocks mentioned above, the Fund has been invested in a broadly diversified basket of other dividend-paying common stocks.  During recent months, consumer-related stocks have benefited from healthy consumer spending and solid new job creation.  On average, the Fund’s consumer-related stock holdings performed better than their counterparts in the Russell 1000 Value Index.(2) Energy stocks also performed well during the period, as worldwide demand allowed oil and gas prices to move higher.  That said, over the last 12 months, energy stocks held in the Fund’s portfolio modestly underperformed their counterparts in the Russel 1000 Value Index.(2)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares.  If sales charges were deducted, returns would be lower.

(2)  It is not possible to invest directly in an Index.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.  Shares are subject to investment risks, including possible loss of principal invested.

•                  Over the past 12 months, the Fund’s preferred stocks generated mid single-digit returns. The preferred stock portion of the Fund’s portfolio performed well, as corporate credit quality continued to improve, which helped narrow yield spreads between preferreds and riskless rates. In addition, the preferreds produced solid, risk-adjusted performance because the Fund actively sought to invest in both high current yield and relatively low-interest-rate-risk opportunities.

•                  During the period, a significant portion of Fund assets were invested in non-U.S. common and preferred stocks.  These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of April 30, 2005, approximately 40% of the Fund’s total investments was invested in non-U.S. common stocks.  In addition, approximately 9% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly rated, European financial institutions but denominated in U.S. dollars.

•                  We are pleased to report that since inception, the Fund has increased its monthly dividend three times for all share classes. The amounts following are only for Class A shares. The first increase, announced in August 2004, was from $0.033 to $0.035 per share. The second dividend increase, announced in December 2004, was from $0.035 to $0.038 per share. Also, on December 17, 2004, the Fund announced a special dividend of $0.1236 per share. The third increase was in May 2005, from $0.038 to $0.042. Since its inception, all of the income generated by the Fund has come from dividends paid by the Fund’s common and preferred stock holdings. All of the dividends paid by the Fund in fiscal 2004 were qualified dividends subject to federal income tax at long-term capital gain rates (up to 15%, as long as certain holding period and other requirements have been met by receiving shareholders).

•                  The increases in the Fund’s monthly dividend and the Fund’s ability to pay a special dividend reflect both the effective implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio.

•                  The Fund’s dividend capture strategy is a trading strategy designed to enhance the level of qualified, tax-advantaged dividend income earned by the Fund. By implementing its dividend capture strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. (There can be no assurance that the continued use of the dividend capture strategy will be successful in the future).

•                  The Fund continues to adhere to its strategy of owning a diversified portfolio of dividend-paying common and preferred stocks. Our strategy is to focus investments in companies characterized by strong business franchises and solid balance sheets.  For common stocks, we generally focus on companies that offer the potential for growth of earnings and dividends, and for capital appreciation over time.  For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Top Ten Holdings*

By net assets

Altria Group, Inc.	2.36%
ChevronTexaco Corp.	2.16%
Citizens Communications, Co.	2.12%
Bank of America Corp.	2.11%
GlaxoSmithKline PLC ADR	2.10%
BCE, Inc.	2.00%
Dominion Resources, Inc.	1.96%
Citigroup, Inc.	1.95%
Marathon Oil Corp.	1.94%
Wells Fargo & Co.	1.87%

*      Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	16.54%	15.57%	15.66%
Life of Fund†	13.51%	12.66%	12.71%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	9.83%	10.57%	14.66%
Life of Fund†	10.06%	10.31%	12.71%

†                  Inception Dates – Class A: 5/30/03; Class B: 5/30/03; Class C: 5/30/03

*                 Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.  SEC average annual total returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%- 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation**

By net assets

**          Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

†                  Source: Thomson Financial. Investment operations commenced 5/30/03.

The chart compares the Fund’s total return with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1000 U.S. value stocks.  Returns are calculated by determining the percentage change in net asset value with all distributions reinvested.  The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the Russell 1000 Index.  The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Index’s total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.  It is not possible to invest directly in an Index.

“Return Before Taxes” does not take into consideration shareholder taxes.  It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains.  It is most relevant to taxpaying shareholders who continue to hold their shares.  “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares.  It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended April 30, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One year	Life of Fund
Return Before Taxes	16.54%	13.51%
Return After Taxes on Distributions	15.70%	12.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.78%	11.52%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund
Return Before Taxes	9.83%	10.06%
Return After Taxes on Distributions	9.04%	9.41%
Return After Taxes on Distributions and Sale of Fund Shares	7.36%	8.55%

Average Annual Total Returns
(For the periods ended April 30, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund
Return Before Taxes	15.66%	12.71%
Return After Taxes on Distributions	14.95%	12.15%
Return After Taxes on Distributions and Sale of Fund Shares	11.07%	10.84%

Return at Public Offering Price (POP) (Class C)

	One Year	Life of Fund
Return Before Taxes	14.66%	12.71%
Return After Taxes on Distributions	13.95%	12.15%
Return After Taxes on Distributions and Sale of Fund Shares	10.42%	10.84%

Average Annual Total Returns
(For the periods ended April 30, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One year	Life of Fund
Return Before Taxes	15.57%	12.66%
Return After Taxes on Distributions	14.86%	12.10%
Return After Taxes on Distributions and Sale of Fund Shares	11.00%	10.80%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund
Return Before Taxes	10.57%	10.31%
Return After Taxes on Distributions	9.86%	9.73%
Return After Taxes on Distributions and Sale of Fund Shares	7.75%	8.77%

Class A, Class B, and Class C commenced operations on 5/30/03.  Returns of Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund Shares.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month-end, please refer to www.eatonvance.com.

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 – April 30, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses.  You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Dividend Income Fund

	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period* (11/1/04 – 4/30/05)

Actual
Class A	$1,000.00	$1,062.90	$6.34
Class B	$1,000.00	$1,058.40	$10.21
Class C	$1,000.00	$1,059.30	$10.16

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.21
Class B	$1,000.00	$1,014.90	$9.99
Class C	$1,000.00	$1,014.90	$9.94

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class B shares, and 2.00% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2004.

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 78.9%
Security	Shares	Value
Building Materials - 0.3%
Stanley Works (The)	35,000	$1,506,050
		$1,506,050
Chemicals - 1.4%
Akzo Nobel NV(1)	75,000	$3,085,104
Lyondell Chemical Co.	150,000	3,763,500
		$6,848,604
Commercial Banks - 10.5%
Associated Banc-Corp.	125,000	$3,865,000
Banco Latinoamericano de Exportaciones SA(1)	80,000	1,511,200
Bank of America Corp.	225,000	10,134,000
HBOS PLC(1)	175,000	2,598,129
Lloyds TSB Group PLC(1)	220,000	1,892,307
Royal Bank of Scotland Group PLC(1)	100,000	3,022,973
SunTrust Banks, Inc.	50,000	3,641,500
Svenska Handelsbanken AB(1)	150,000	3,386,762
TCF Financial Corp.	150,000	3,793,500
Wachovia Corp.	150,000	7,677,000
Wells Fargo & Co.	150,000	8,991,000
		$50,513,371
Commercial Services and Supplies - 1.4%
Donnelley (R.R.) & Sons Co.	200,000	$6,582,000
		$6,582,000
Containers-Paper / Plastic - 0.2%
Packaging Corp. of America	35,000	$783,650
		$783,650
Distributors - 0.4%
Genuine Parts Co.	50,000	$2,145,000
		$2,145,000
Diversified Financial Services - 2.6%
Citigroup, Inc.	200,000	$9,392,000
Credit Suisse Group ADR	75,000	3,159,000
		$12,551,000

Security	Shares	Value
Diversified Telecommunication Services - 9.4%
Alltel Corp.	75,000	$4,272,000
BCE, Inc.(1)	400,000	9,624,000
Belgacom SA(1)	50,000	1,920,881
Citizens Communications Co.	800,000	10,200,000
Koninklijke (Royal) KPN NV(1)	300,000	2,510,719
Telecom Corporation of New Zealand, Ltd.(1)	1,740,000	7,748,706
Telecom Italia SPA(1)	2,500,000	7,074,209
Telstra Corp. Ltd.(1)	500,000	1,892,429
		$45,242,944
Electrical / Electronic Manufacturer - 1.6%
Emerson Electric Co.	75,000	$4,700,250
Nokia Oyj ADR	200,000	3,196,000
		$7,896,250
Entertainment - 1.3%
Lottomatica SPA(1)	25,000	$853,758
Regal Entertainment Group	275,000	5,579,750
		$6,433,508
Industrial Conglomerates - 1.3%
General Electric Co.	75,000	$2,715,000
Tomkins PLC(1)	750,000	3,527,614
		$6,242,614
Insurance - 1.2%
Fidelity National Financial, Inc.	60,000	$1,926,600
Milano Assicurazioni SPA(1)	600,000	3,677,830
		$5,604,430
Machinery - 0.8%
Sandvik AB(1)	100,000	$3,922,593
		$3,922,593
Metals and Mining - 1.0%
Fording Canadian Coal Trust(1)	25,000	$2,221,000
Southern Peru Copper Corp.(1)	50,000	2,557,000
		$4,778,000

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil and Gas - 10.6%
BP PLC ADR	75,000	$4,567,500
ChevronTexaco Corp.	200,000	10,400,000
Enbridge, Inc.(1)	50,000	2,523,000
ENI SPA(1)	200,000	5,045,311
Kerr-McGee Corp.	100,000	7,760,000
Marathon Oil Corp.	200,000	9,314,000
Statoil ASA ADR	400,000	6,996,000
Total SA ADR	40,000	4,436,400
		$51,042,211
Paper and Forest Products - 1.8%
Kimberly-Clark de Mexico SA de CV(1)	1,000,000	$2,840,653
MeadWestvaco Corp.	75,000	2,208,750
Weyerhaeuser Co.	50,000	3,430,500
		$8,479,903
Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	150,000	$3,900,000
GlaxoSmithKline PLC ADR	200,000	10,110,000
Pfizer, Inc.	150,000	4,075,500
		$18,085,500
REITS - 8.1%
Boston Properties, Inc.	75,000	$4,985,250
Colonial Properties Trust	100,000	3,865,000
Developers Diversified Realty Corp.	75,000	3,183,000
Duke Realty Corp.	125,000	3,825,000
Health Care Property Investors, Inc.	150,000	3,846,000
Home Properties, Inc.	75,000	3,138,750
Plum Creek Timber Co., Inc.	75,000	2,590,500
Public Storage, Inc.	50,000	2,935,000
Simon Property Group, Inc.	100,000	6,607,000
Vornado Realty Trust	50,000	3,822,500
		$38,798,000
Retail-General - 0.9%
May Department Stores Co. (The)	125,000	$4,385,000
		$4,385,000
Retail-Specialty - 0.4%
Limited, Inc. (The)	100,000	$2,169,000
		$2,169,000

Security	Shares	Value
Thrifts & Mortgage Finance - 2.8%
IndyMac Bancorp, Inc.	100,000	$3,848,000
New York Community Bancorp, Inc.	200,000	3,540,000
Washington Mutual, Inc.	150,000	6,198,000
		$13,586,000
Tobacco - 2.4%
Altria Group, Inc.	175,000	$11,373,250
		$11,373,250
Utilities-Electric - 5.0%
Edison International	200,000	$7,260,000
Enel SPA(1)	750,000	7,137,358
Fortum Oyj(1)	300,000	4,558,344
Scottish Power PLC ADR	150,000	4,867,500
		$23,823,202
Utilities-Electric and Gas - 6.6%
Dominion Resources, Inc.	125,000	$9,425,000
E.ON AG(1)	75,000	6,377,096
Electrabel(1)	5,000	2,332,251
RWE AG(1)	150,000	8,985,277
Scottish and Southern Energy PLC(1)	250,000	4,497,448
		$31,617,072
Utilities-Gas - 0.6%
Snam Rete Gas SPA(1)	500,000	$2,817,085
		$2,817,085
Utilities-Water - 2.5%
Severn Trent PLC(1)	325,000	$6,042,700
United Utilities PLC(1)	500,000	6,082,481
		$12,125,181
Total Common Stocks (identified cost $349,917,170)		$379,351,418
Preferred Stocks - 20.8%
Security	Shares	Value
Commercial Banks - 5.6%
Abbey National PLC, 7.375%(1)	112,000	$2,980,320
ABN AMRO Capital Funding Trust VII, 6.08%(1)	80,000	1,990,400

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Commercial Banks (continued)
ABN AMRO North America Capital Funding Trust, 6.968%(1)(2)	500	$548,281
Banco Santander, 6.41%(1)	125,000	3,187,500
Barclays Bank PLC, 8.55%(1)(2)(3)	18,900	2,310,827
CA Preferred Fund Trust, 7.00%(3)	11,500	1,208,625
First Republic Bank, 6.70%	162,000	4,212,000
First Tennessee Bank, 3.90%(2)	3,000	2,993,250
HSBC USA, Inc., Series F, 3.87%(1)	150,000	3,742,500
Royal Bank of Scotland Group PLC, 6.40%(1)	145,000	3,733,750
		$26,907,453
Financial Services - 3.3%
BBVA Preferred Capital Ltd., 7.75%(1)	155,900	$4,053,400
Federal National Mortgage Association, Variable Rate, 7.00%	65,000	3,625,785
Goldman Sachs Group, Inc., Series A, 3.911%	60,000	1,498,800
Lehman Brothers Holdings, 6.50%	107,000	2,846,200
Merrill Lynch & Co., Inc., 3.64%	150,000	3,744,000
		$15,768,185
Food Products - 0.1%
Ocean Spray Cranberries, Inc., 6.25%(2)	5,750	$491,805
		$491,805
Insurance - 3.9%
Ace Ltd., 7.80%(1)	163,800	$4,321,044
ING Groep NV, 7.05%(1)	140,300	3,664,636
PartnerRe Ltd., 6.50%(1)	80,000	1,988,000
PartnerRe Ltd., 6.75%(1)	64,700	1,644,027
RenaissanceRe Holdings Ltd., 6.08%(1)	70,000	1,603,000
RenaissanceRe Holdings Ltd., 8.10%(1)	46,700	1,221,672
XL Capital Ltd., 7.625%(1)	65,000	1,706,900
XL Capital Ltd., Series A, 8.00%(1)	100,000	2,745,000
		$18,894,279
REITS - 6.8%
AMB Property Corp., 6.75%	79,900	$2,027,063
BRE Properties, Series C, 6.75%	95,000	2,375,000
BRE Properties, Series D, 6.75%	40,000	1,002,800
Colonial Properties Trust, 8.125%	169,000	4,326,400
Developers Diversified Realty Corp., 7.375%	85,500	2,162,295
Duke Realty Corp., 6.60%	160,000	3,993,600

Security	Shares	Value
REITS (continued)
Health Care Property, 7.10%	150,000	$3,823,500
Health Care REIT, Inc., 7.875%	110,000	2,808,300
Prologis Trust, 6.75%	65,000	1,657,500
PS Business Parks, Inc., 7.00%	50,000	1,230,000
PS Business Parks, Inc., 7.95%	110,000	2,893,000
Simon Property Group, Inc., 7.89%	9,500	505,400
Vornado Realty Trust, 6.75%	155,000	3,844,000
		$32,648,858
Utilities-Electric - 0.4%
Alabama Power Co., 5.30%	80,000	$2,112,000
		$2,112,000
Utilities-Gas - 0.7%
Southern Union Co., 7.55%	118,300	$3,164,525
		$3,164,525
Total Preferred Stocks (identified cost $100,140,089)		$99,987,105
Total Investments - 99.7% (identified cost $450,057,259)		$479,338,523
Other Assets, Less Liabilities - 0.3%		$1,594,787
Net Assets - 100.0%		$480,933,310

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(1)  Foreign security.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate value of the securities is $6,344,163 or 1.3% of the Fund's net assets.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	59.7%	$286,248,304
United Kingdom	10.7%	51,366,050
Italy	5.6%	26,605,550
Germany	3.2%	15,362,374
Canada	3.0%	14,368,000
Bermuda	2.8%	13,522,743
Netherlands	2.3%	11,250,859
Finland	1.6%	7,754,344
New Zealand	1.6%	7,748,706
Sweden	1.5%	7,309,355
Spain	1.5%	7,240,900
Norway	1.5%	6,996,000
France	1.2%	5,645,025
Mexico	1.1%	5,397,653
Belgium	0.9%	4,253,132
Switzerland	0.7%	3,159,000
Australia	0.4%	1,892,428
Cayman Islands	0.4%	1,706,900
Panama	0.3%	1,511,200
Total	100.0%	$479,338,523

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2005

Assets
Investments, at value (identified cost, $450,057,259)	$479,338,523
Cash	1,293,854
Foreign currency, at value (cost $993,570)	987,490
Receivable for investments sold	20,407,903
Receivable for Fund shares sold	2,508,728
Dividends receivable	2,055,414
Tax reclaim receivable	292,503
Total assets	$506,884,415
Liabilities
Payable for investments purchased	$24,935,212
Payable for Fund shares redeemed	759,626
Payable to affiliate for distribution and service fees	79,467
Payable to affiliate for Trustees' fees	1,039
Accrued expenses	175,761
Total liabilities	$25,951,105
Net Assets	$480,933,310
Sources of Net Assets
Paid-in capital	$448,971,855
Accumulated net realized loss (computed on the basis of identified cost)	(2,611,204)
Accumulated undistributed net investment income	5,284,430
Net unrealized appreciation (computed on the basis of identified cost)	29,288,229
Total	$480,933,310
Class A Shares
Net Assets	$215,759,205
Shares Outstanding	18,260,201
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.82
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.82)	$12.54
Class B Shares
Net Assets	$79,871,062
Shares Outstanding	6,772,940
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.79
Class C Shares
Net Assets	$185,303,043
Shares Outstanding	15,709,720
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.80
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
April 30, 2005

Investment Income
Dividends (net of foreign taxes, $768,889)	$26,141,208
Interest	242,796
Total investment income	$26,384,004
Expenses
Investment adviser fee	$2,225,319
Administration fee	513,535
Trustees' fees and expenses	12,658
Distribution and service fees
Class A	373,188
Class B	594,921
Class C	1,322,679
Transfer and dividend disbursing agent fees	272,625
Custodian fee	228,211
Registration fees	110,929
Legal and accounting services	64,630
Printing and postage	28,736
Miscellaneous	17,338
Total expenses	$5,764,769
Deduct - Reduction of custodian fee	$811
Reduction of investment adviser fee	33,151
Total expense reductions	$33,962
Net expenses	$5,730,807
Net investment income	$20,653,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(2,100,718)
Foreign currency transactions	(28,479)
Net realized loss	$(2,129,197)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$27,120,117
Foreign currency	14,577
Net change in unrealized appreciation (depreciation)	$27,134,694
Net realized and unrealized gain	$25,005,497
Net increase in net assets from operations	$45,658,694

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
From operations - Net investment income	$20,653,197	$4,217,413
Net realized loss from investment transactions and foreign currency transactions	(2,129,197)	(1,407,408)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	27,134,694	2,153,535
Net increase in net assets from operations	$45,658,694	$4,963,540
Distributions to shareholders - From net investment income Class A	$(7,435,167)	$(1,558,015)
Class B	(2,537,028)	(493,336)
Class C	(5,638,474)	(998,759)
Total distributions to shareholders	$(15,610,669)	$(3,050,110)
Transactions in shares of beneficial interest - Proceeds from sale of shares Class A	$125,098,185	$109,885,414
Class B	38,656,600	42,905,137
Class C	89,783,302	93,048,164
Net asset value of shares issued to shareholders in payment of distributions declared Class A	4,995,133	1,090,243
Class B	1,573,826	275,740
Class C	2,801,624	446,474
Cost of shares redeemed Class A	(31,957,287)	(9,432,933)
Class B	(6,044,426)	(2,487,041)
Class C	(11,250,437)	(1,415,863)
Net asset value of shares exchanged Class A	412,800	468,040
Class B	(412,800)	(468,040)
Net increase in net assets from Fund share transactions	$213,656,520	$234,315,335
Net increase in net assets	$243,704,545	$236,228,765
Net Assets
At beginning of year	$237,228,765	$1,000,000
At end of year	$480,933,310	$237,228,765
Accumulated undistributed net investment income included in net assets
At end of year	$5,284,430	$1,045,038

(1)  For the period from the start of business, May 30, 2003, to April 30, 2004.

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
Net asset value - Beginning of year	$10.640	$10.000
Income (loss) from operations
Net investment income(2)	$0.743	$0.500
Net realized and unrealized gain	0.989	0.437
Total income from operations	$1.732	$0.937
Less distributions
From net investment income	$(0.552)	$(0.297)
Total distributions	$(0.552)	$(0.297)
Net asset value - End of year	$11.820	$10.640
Total Return(3)	16.54%	9.44%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$215,759	$104,169
Ratios (As a percentage of average daily net assets):
Net expenses	1.25%	1.40	%(4)
Net expenses after custodian fee reduction	1.25%	1.40	%(4)
Net investment income	6.46%	5.05	%(4)
Portfolio Turnover	162%	117%

†  The operating expenses of the Fund reflect an allocation of expenses to the Administrator or a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.26%	1.47	%(4)
Expenses after custodian fee reduction	1.26%	1.47	%(4)
Net investment income	6.45%	4.98	%(4)
Net investment income per share(2)	$0.742	$0.493

(1)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
Net asset value - Beginning of year	$10.630	$10.000
Income (loss) from operations
Net investment income(2)	$0.648	$0.427
Net realized and unrealized gain	0.986	0.446
Total income from operations	$1.634	$0.873
Less distributions
From net investment income	$(0.474)	$(0.243)
Total distributions	$(0.474)	$(0.243)
Net asset value - End of year	$11.790	$10.630
Total Return(3)	15.57%	8.79%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$79,871	$40,731
Ratios (As a percentage of average daily net assets):
Net expenses	2.00%	2.15	%(4)
Net expenses after custodian fee reduction	2.00%	2.15	%(4)
Net investment income	5.65%	4.31	%(4)
Portfolio Turnover	162%	117%

†  The operating expenses of the Fund reflect an allocation of expenses to the Administrator or a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	2.01%	2.22	%(4)
Expenses after custodian fee reduction	2.01%	2.22	%(4)
Net investment income	5.64%	4.24	%(4)
Net investment income per share(2)	$0.647	$0.420

(1)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total Return is not computed on an annualized basis.

(4)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
Net asset value - Beginning of year	$10.630	$10.000
Income (loss) from operations
Net investment income(2)	$0.653	$0.432
Net realized and unrealized gain	0.991	0.441
Total income from operations	$1.644	$0.873
Less distributions
From net investment income	$(0.474)	$(0.243)
Total distributions	$(0.474)	$(0.243)
Net asset value - End of year	$11.800	$10.630
Total Return(3)	15.66%	8.79%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$185,303	$92,329
Ratios (As a percentage of average daily net assets):
Net expenses	2.00%	2.15	%(4)
Net expenses after custodian fee reduction	2.00%	2.15	%(4)
Net investment income	5.69%	4.34	%(4)
Portfolio Turnover	162%	117%

†  The operating expenses of the Fund reflect an allocation of expenses to the Administrator or a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	2.01%	2.22	%(4)
Expenses after custodian fee reduction	2.01%	2.22	%(4)
Net investment income	5.68%	4.27	%(4)
Net investment income per share(2)	$0.652	$0.425

(1)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks that pay dividends that qualify for federal income taxation at long-term capital gains rates ("tax-favored dividends"). The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At April 30, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $2,291,925 which will reduce the taxable income arising from future net realized gain in investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on: April 30, 2012 ($252,492) and April 30, 2013 ($2,039,433).

At April 30, 2005, undistributed ordinary income on a tax basis was $5,228,164. The difference between book basis and tax basis undistributed ordinary income is attributable primarily to differing treatment of certain dividends received from the Fund's investment in Real Estate Investment Trusts (REITs). The tax character of the dividends paid during the fiscal year ended April 30, 2005 was $15,610,669 of ordinary income.

E  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

F  Financial Futures Contracts - Upon entering a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

G  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Put Options - Upon the purchase of a put option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

I  Securities Sold Short - The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge Fund positions. The Fund will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Fund records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Fund is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Fund may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

J  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

K  Indemnifications -  Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Other - Investment transactions are accounted for on a trade-date basis. Realized gains and losses are computed on the specific identification of the securities sold.

2  Distribution to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended April 30, 2005 and April 30, 2004 was as follows:

	Year Ended April 30,
	2005	2004
Distributions declared from:
Ordinary Income	$15,610,669	$3,050,110

During the year ended April 30, 2005, accumulated undistributed net investment income was decreased by $803,136, and accumulated net realized loss was decreased by $803,136 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of April 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$5,228,164
Capital loss carryforward	$(2,291,925)
Unrealized gain	$29,025,216

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
Sales	10,852,656	10,414,630
Issued to shareholders electing to receive payments of distributions in Fund shares	431,760	101,947
Redemptions	(2,847,599)	(870,532)
Exchanges from Class B shares	35,461	43,878
Net increase	8,472,278	9,689,923
Class B	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
Sales	3,368,539	4,081,954
Issued to shareholders electing to receive payments of distributions in Fund shares	136,088	25,734
Redemptions	(528,003)	(232,925)
Exchanges to Class A shares	(35,527)	(43,920)
Net increase	2,941,097	3,830,843
Class C	Year Ended April 30, 2005	Period Ended April 30, 2004(1)
Sales	7,760,896	8,773,081
Issued to shareholders electing to receive payments of distributions in Fund shares	242,047	41,529
Redemptions	(978,209)	(130,624)
Net increase	7,024,734	8,683,986

(1)  For the period from the start of business, May 30, 2003, to April 30, 2004.

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee equal to 0.650% annually of average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended April 30, 2005, the advisory fee amounted to $2,225,319. EVM has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended April 30, 2005, EVM waived $33,151 of its advisory fee. An administration fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended April 30, 2005, the administration fee amounted to $513,535.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended April 30, 2005, no significant amounts have been deferred.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended April 30, 2005, EVM earned $23,811 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $307,713 as its portion of the sales charge on sales of Class A shares for the year ended April 30, 2005.

Certain officers and Trustees of the Fund are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $446,191 and $992,855 for Class B and Class C shares, respectively, to or payable to EVD for the year ended April 30, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At April 30, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,979,000 and $8,563,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended April 30, 2005 amounted to $373,188, $148,730, and $329,824 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $3,000, $106,000 and $30,000 of CDSC paid by shareholders for Class A, Class B shares and Class C shares, respectively, for the year ended April 30, 2005.

7  Investments Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $766,784,993 and $537,332,181 respectively, for the year ended April 30, 2005.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$450,320,272
Gross unrealized appreciation	$34,551,065
Gross unrealized depreciation	(5,532,814)
Net unrealized appreciation	$29,018,251

Unrealized appreciation on foreign currency as of April 30, 2005 is $6,965.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at April 30, 2005.

10 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended April 30, 2005.

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Tax-Managed Dividend Income Fund (one of the series constituting the Eaton Vance Mutual Funds Trust) (the Fund) as of April 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Dividend Income Fund at April 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 17, 2005

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2005

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar year 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $26,141,208, or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 57.71% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Tax-Managed Dividend Income Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  A independent report comparing the advisory fees of the Fund with those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described herein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

The Special Committee received information concerning the investment philosophy and investment process applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 197 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	197	Director of EVC

Noninterested Trustee(s)

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Trustee of the Trust since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	197	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	135	None

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation ( a holding company owning institutional investment management firms) (1982-2001).	197	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	197	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	197	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	197	None

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	135	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 61 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 107 registered investment companies managed by EVM or BMR.

Thomas J. Fetter 8/20/43	Vice President	Since 1997	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Previously, Portfolio Manager and Equity Analyst for State Street Global Advisers (1980-1999). Officer of 30 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 197 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1989	Vice President of BMR, EVM and EVD. Officer of 121 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 197 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Advisor and Administrator of
Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Dividend Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1857-6/05  TMDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Dividend Income Fund (the “Fund”) is a series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust.  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.  Including the Fund, the Trust contains a total of 22 series (collectively, the “Series”).  This Form N-CSR relates to the Fund’s annual report.

The following table presents the aggregate fees billed to the Fund for the Fund’s respective fiscal years ended April 30, 2004 and April 30, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	4/30/04	4/30/05

Audit Fees	$15,000	$44,880

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,800	$8,000

All Other Fees(3)

Total	$20,800	$52,880

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (April 30, October 31, or December 31).  In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP (“PWC”) as a principal accountant and other Series have Deloitte & Touche LLP (“D&T”) as a principal accountant.  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/03		12/31/03		4/30/04		10/31/04		12/31/04		4/30/05
	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$74,350	$133,538	$43,225	$59,456	$0	$15,000	$93,650	$157,511	$43,400	$40,662	$0	$44,880

Audit-Related Fees(1)	0	0	0	0	0	0	0	0	0	0	0	0

Tax Fees(2)	23,504	72,700	8,925	15,800	0	5,800	50,175	75,300	9,150	16,200	0	8,000

All Other Fees(3)	0	0	6,400	0	0	0	0	0	6,550	0	0	0

Total	$97,854	$206,238	$58,550	$75,256	$0	$20,800	$143,825	$232,811	$59,100	$56,862	$0	$52,880

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the fiscal year ended April 30, 2005, $35,000 was billed by D&T, the principal accountant to certain Series of the Trust for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series

Fiscal Years Ended	10/31/03		12/31/03		4/30/04		10/31/04		12/31/04		4/30/05
	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$23,504	$72,700	$15,325	$15,800	$0	$5,800	$50,175	$75,300	$15,700	$16,200	$0	$8,000

Eaton Vance(2)	$0	$467,489	$0	$479,858	$4,490	$479,012	$84,490	$340,730	$84,490	$334,713	$83,555	$351,449

(1)                                  Includes all of the Series in the Trust.

(2)                                Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountants of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountants’ independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.      Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	June 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	June 17, 2005

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	June 17, 2005